EXHIBIT 10.66

                           PLEDGE AND SECURITY AGREEMENT
                           -----------------------------

        THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") dated as of September 6, 1995 is entered into between ALAN H. SPIRO, an individual residing at 266 Vine Street, Highland Park, Illinois 60035, (the "Pledgor") and MEDICON, INC., an Illinois corporation, having its principal office at 40 Skokie Boulevard, Northbrook, Illinois 60062 (the "Pledgee").

                               W I T N E S S E T H:

        WHEREAS, pursuant to the terms of that certain Promissory Note of even date herewith in the original maximum principal amount of $614,625 (herein, as the same may be amended, restated, supplemented, substituted or otherwise modified from time to time, called the "Secured Note"), between the Pledgor and Pledgee, the Pledgee has agreed to make certain extensions of credit to or for the account of the Pledgor; and

        WHEREAS, the Pledgor wishes to secure the payment, performance and observance of all "Obligations" (as defined in the Secured Note);

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

        SECTION 1.     DEFINITIONS.   All capitalized terms used herein and not
                       -----------
   otherwise defined herein shall have the respective meanings assigned thereto in the Secured Note. In addition, as used herein:

             "Bonus Collateral" shall have the meaning assigned to such term in clause (iii) of SECTION 3.

             "Bonus Payment" shall mean any payment made to or for the account of Pledgor by Pledgee other than pursuant to Section 3(a) of the Spiro Employment Agreement.

             "Collateral" shall have the meaning assigned to such term in
   Section 3.

             "Default" shall mean the occurrence or existence of any of the following events or conditions: (i) an "Event of Default" (as defined in the Secured Note); (ii) non-compliance by the Pledgor with or failure by the Pledgor to perform any agreement contained herein and continuance of such non-compliance or failure after notice therefor to the Pledgor from the Pledgee; or (iii) any representation, statement or warranty of the Pledgor contained herein or given pursuant hereto is untrue in any material respect as of this date made.



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             "Pledged Stock" shall have the meaning given to such term in clause
   (i) of SECTION 3.

             "Refund Collateral" shall have the meaning assigned to such term in CLAUSE (ii) of SECTION 3.

             "Spiro Employment Agreement" shall mean that certain Employment Agreement dated as of January 1, 1994 between Pledgor and Pledgee, as amended as of November 3, 1994 and September 6, 1995, respectively.

             "Tax Refund" shall mean any refund of taxes payable to Pledgor in connection with his federal and/or state income tax returns for the respective tax years ending December 31, 1994, December 31, 1995, December 31, 1996, December 31, 1997, December 31, 1998 and December 31, 1999.

             "Stock Collateral" shall have the meaning given to such term in clause (i) of Section 3.

             "Warrant" shall mean that certain Class A Common Stock Purchase Warrant dated as of September 6, 1995, executed by Pledgor in favor of Pledgee.

        SECTION 2.     Representations and Warranties.  The Pledgor represents
                       ------------------------------
   and warrants to the Pledgee that:

             (a) The Pledgor is the sole record and beneficial owner of the Pledged Stock described on Schedule 1 hereto, and no Lien upon such Pledged Stock or upon any other Collateral exists, except for those Liens in favor of the Pledgee created or provided for herein.

             (b) Schedule 1 hereto correctly identifies all Pledged Stock as of the date hereof and correctly identifies the certificates evidencing such Pledged Stock.

        SECTION 3.     Collateral.  To secure the prompt and complete
                       ----------
   payment, performance and observance of all Obligations, the Pledgor hereby grants to the Pledgee a first priority security interest in, a general continuing lien upon, and right of set-off against, and hereby mortgages, assigns and pledges to the Pledgee all of the Pledgor's right, title and interest in and to, the following property and interests in property, whether now owned or hereafter acquired by the Pledgor and whether now existing or hereafter coming into existence (all being collectively referred to herein as the "Collateral").
        ----------

             (i) all shares of capital stock of whatever class of the Pledgee held beneficially or of record by Pledgor, including, without limitation, all shares described on Schedule 1 hereto (all shares of capital stock of the Pledgee held beneficially or of record by Pledgor being herein called the "Pledged Stock"), together with all certificates representing the Pledged Stock, and all


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                  dividends, cash, instruments, subscription warrants and other rights, options and property of any kind whatsoever from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock, including, without limitation, the Warrant (the Pledged Stock, together with all such certificates, dividends, cash, instruments, subscription warrants, and other rights, options and property being herein collectively referred to as the "Stock Collateral".

            (ii) all Tax Refunds and rights and claims of any kind to receive Tax Refunds (Tax Refunds and such rights and claims to receive Tax Refunds being herein collectively referred to as the "Refund Collateral");

           (iii) all Bonus Payments and rights and claims of any kind to receive Bonus Payments (Bonus Payments and such rights and claims to receive Bonus Payments being herein collectively referred to as the "Bonus Collateral"); and

            (iv) all proceeds of, and all books and records pertaining to, any of the property and interests in property described in Clauses (i), (ii) and (iii) above in this Section 3.

        SECTION 4.  Further Covenants.  In furtherance of the grant of security
                    -----------------
   in Section 3 hereof, the Pledgor hereby agrees with the Pledgee as follows:
      ---------

                  (a)  Delivery and Other Perfection  The Pledgor
                       -----------------------------
                       shall:

                  (i) if any Collateral required to be delivered or otherwise paid to Pledgee hereunder or under the Secured
                       Note is received by the Pledgor, forthwith transfer and deliver to the Pledgee such shares, securities, moneys or property so received by the Pledgor (together with the certificates for any such collateral consisting of shares and securities duly endorsed in blank, or accompanied by undated stock powers duly executed in blank) all of which thereafter shall be held by the Pledgee as part of the Stock Collateral, or applied by the Pledgee to the Obligations, pursuant to the respective terms of this Agreement and the Secured Note, as applicable; and

                  (ii) give, execute, deliver, file and/or record any
                       financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of the Pledgee) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the


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                       Pledgee to exercise and enforce its rights hereunder with
                       respect to such security interest.

        (b)  Other Financing Statements and Liens.   Without the prior written
             ------------------------------------
   consent of the Pledgee, the Pledgor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction any financing statement or like instrument with respect to the Collateral naming any Person other than the Pledgee as sole secured party. Sole record and beneficial ownership of the Stock Collateral shall at all times remain with the Pledgor, and the Pledgor shall not at any time incur or permit to exist any Liens on the Pledged Stock or any other Collateral except for those Liens in favor of the Pledgee created or provided for herein.

        (c) Concurrently with filing or delivery thereof, Pledgor will deliver to Pledgee copies of all tax returns, extension requests and other reports, filings and correspondence of any kind whatsoever filed and/or delivered by Pledgor to the Internal Revenue Service or any other taxing authority covering or otherwise relating to taxes payable with respect to the tax years ending December 31, 1994, December 31, 1995, December 31, 1996, December
   31, 1997, December 31, 1998 and December 31, 1999, respectively.

        SECTION 5.     Collateral.
                       ----------

             (a) For the better perfection of the Pledgee's rights in and to the Collateral or any part thereof and to facilitate implementation of such rights, the Pledgor shall, insofar as possible, upon the request of the Pledgee, cause the Stock Collateral to be transferred, registered or otherwise put into the name or names of such nominee or nominees of the Pledgee as the Pledgee shall from time to time direct.

             (b) So long as no Default shall have occurred and be continuing (and after any Default until, by notice to the Pledgor, the Pledgee elects to exercise the right to vote or consent), the Pledgor shall retain the right to exercise all voting and other consensual rights and other powers of ownership pertaining to the Stock Collateral owned by Pledgor for all purposes not inconsistent with the terms of this Agreement or the Secured Note; and the Pledgee shall execute and deliver to the Pledgor or cause to be executed and delivered to the Pledgor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Pledgee may reasonably request for the purpose of enabling the Pledgee to exercise the rights and powers which it is entitled to exercise pursuant to this Section 5(b).

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             (c)  Unless and until a Default has occurred and is continuing, the
   Pledgor shall be entitled to receive and retain dividends on the Pledged
   Stock.

             (d) If any Default shall have occurred, then so long as such Default shall continue, and whether or not the Pledgee exercises any available right to declare any Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under any agreement relating to such Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Pledgee and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if the Pledgee shall so request in writing, the Pledgor agrees to execute and deliver to the Pledgee appropriate additional dividend, distribution and other orders and documents to that end.

        SECTION 6.  Certain Actions.  The Pledgee may, from time to time,
                    ---------------
   whether before or after any of the Obligations shall become due and payable, without notice to the Pledgor, take all or any of the following actions:

             (a) retain or obtain a security interest in any property, in addition to the Collateral, to secure any of the Obligations;

             (b) retain or obtain the primary or secondary liability of any party or parties in addition to the Pledgor with respect to any of the Obligations;

             (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Obligations, or release or compromise any obligation of any nature of any Obligor with respect to any of the Obligations; and

             (d) surrender, release or exchange all or any part of any property, in addition to the Collateral, securing any of the Obligations, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect to any such property.

        SECTION 7.     Default And Remedies.    Upon the occurrence and during
                       --------------------
   the continuance of a Default:

                  (i) the Pledgee shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code in effect at such time in the State of Illinois (whether or not such Code is in effect in the jurisdiction where the rights and remedies are asserted); and

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                  (ii)  the Pledgee may, upon five (5) Business Days' prior
   written notice to the Pledgor of the time and place, with respect to the Collateral owned by the Pledgor it or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Pledgee or any of its agents, sell, lease, assign or otherwise dispose of all or any of such Collateral, at such place or places as the Pledgee deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Pledgee or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of the Pledgor, any such demand, notice or right and equity being hereby expressly waived and released. The proceeds of each collection, sale or other disposition under this Section 7, shall be applied in accordance with Section 9. The Pledgee may resort to the Collateral for payment of any of the Obligations whether or not the Pledgee shall have resorted to any other property securing any of the Obligations or shall have proceeded against any party primarily or secondarily liable on any of the Obligations.

        SECTION 8.   Private Sale and Compliance With Law.
                     ------------------------------------

        (a) The Pledgee shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Pledgor hereby waives any claim against the Pledgee arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Pledgee accepts the first offer received and does not offer the Collateral to more than one offeree.

        (b) The Pledgor agrees that in any sale of any of the Collateral whenever a Default hereunder shall have occurred and be continuing, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by

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   counsel is necessary in order to avoid any violation of applicable law
   (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or require that such prospective bidders and purchasers be persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitations or restrictions.

        SECTION 9.     Application of Proceeds.   Except as otherwise herein
                       -----------------------
   expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Pledgee under this Agreement, shall be applied by the Pledgee:

             First, to the payment in full of all costs and expenses of such
             -----
   collection, sale or other realization, including reasonable attorneys' fees and legal expenses incurred by the Pledgee in connection therewith, and all expenses and/or advances made or incurred by the Pledgee in connection therewith, or incidental thereto or to the care or safekeeping of any of the Collateral or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

             Second, to the payment in full of the Obligations; and
             ------

             Third,  to the payment to the Pledgor, or the Pledgor's
             -----
        successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds which relate to the Collateral.

        SECTION 10.    No Waiver.  No failure on the part of the Pledgee or any
                       ---------
   of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

        SECTION 11.    Continuing Security Interest.   This Agreement creates a
                       ----------------------------
   continuing security interest in the Collateral and shall remain in full force and effect until all Obligations shall have been paid in full.

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        SECTION 12.    Expenses. The Pledgor agrees to pay to the Pledgee all
                       --------
   expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Agreement, or performance by the Pledgee of any of the Pledgor's obligations in respect of the Collateral which the Pledgor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, comproise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Pledgee in respect thereof, by litigation or otherwise; and all such expenses shall be Obligations secured pursuant to Section 3.

        SECTION 13.    Further Assurances. The Pledgor agrees that, from time to
                       ------------------
   time upon the written request of the Pledgee, the Pledgor will execute and deliver such further documents and do such other acts and things as the Pledgee may reasonably request in order fully to effect the purposes of this Agreement.

        SECTION 14.    Miscellaneous.
                       -------------

        (a)  Governing Law. This Agreement shall be governed by and construed in
             -------------
   accordance with the internal laws (without regard to conflicts of law provisions) of the State of Illinois, provided that as to Collateral located in any jurisdiction other than the State of Illinois, the Pledgee shall have all the rights to which a secured party under the laws of such jurisdiction is entitled.

        (b)  Notices.  All notices, requests, consents and demands hereunder
             -------
   shall be in writing and shall be given (and deemed to have been received) pursuant to the terms of Section 6.3 of the Secured Note.

        (c)  Successors and Assigns.  This Agreement shall be binding upon, and
             ----------------------
   shall inure to the benefit of, the respective successors and assigns of the Pledgor and the Pledgee and each subsequent holder of all or any part of the Obligations (provided, however, that the Pledgor shall not assign or transfer his rights or duties hereunder without the prior written consent of the Pledgee).

        (d)  Severability.  Any provision of this Agreement which is prohibited
             ------------
   or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        (e)  Waiver of Jury Trial.  THE PLEDGOR WAIVES ANY RIGHT TO A TRIAL BY
             --------------------
   JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR
   (II) ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   PLEDGOR:


                                   ____________________________
                                   ALAN M. SPIRO

                                   Address:

                                   _____________________
                                   _____________________
                                   _____________________

                                   PLEDGEE:

                                   MEDICON, INC.


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________

                                   Address:

                                   40 Skokie Boulevard
                                   Northbrook, IL 60062
                                   Attention:  General Counsel



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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as the day and year first above written.

                                   PLEDGOR:


                                   ____________________________
                                   ALAN M. SPIRO

                                   Address:

                                   _____________________
                                   _____________________
                                   _____________________

                                   PLEDGEE:

                                   MEDICON, INC.


                                   By:___________________________
                                   Name:_________________________
                                   Title:________________________


                                   Address:

                                   40 Skokie Boulevard
                                   Northbrook, IL 60062
                                   Attention:  General Counsel



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                                    SCHEDULE 1
                                    ----------

                               List of Pledged Stock



                       Number of                      Certificate
        Issuer          Shares           Class          Number

    Medicon, Inc.       120,037         A Common           7


    Medicon, Inc.       139,379         A Common           -